						Deal Summary Report					CSMC06-3G11BBG

				Assumptions							Collateral
Settlement	31-Mar-06	Prepay		300 PSA					Balance	WAC	WAM	Age	orig io
1st Pay Date	25-Apr-06	Default		0 CDR					$131,250,000.00	6.5	357	3	0
		Recovery	0	months					$56,250,000.00	6.5	357	3	120
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
11P1	84,400,000.00	6	04/06 - 12/35	5.43									1-Mar-06	FIX
11N1	10,000,000.00	6	04/11 - 12/35	11.14									1-Mar-06	FIX
5A5	55,218,000.00	6	04/06 - 04/13	3.61									1-Mar-06	FIX
5A6	10,238,000.00	6	04/06 - 02/09	1.99									1-Mar-06	FIX
5A8	2,000,000.00	5.75	04/06 - 02/09	1.99									1-Mar-06	FIX
5A9	2,000,000.00	6.25	04/06 - 02/09	1.99									1-Mar-06	FIX
11L1	16,144,000.00	6	04/13 - 12/35	11.15									1-Mar-06	FIX
11B1	7,500,000.00	6	04/06 - 12/35	10.65									1-Mar-06	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	1YR	2YR	3YR	5YR	10YR	30YR
Yld	4.807	4.679	4.719	4.692	4.731	4.754	5.160	5.149	5.147	5.183	5.267	5.344

CSMC06-3G11BBG - Dec - 5A5

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	95	90	89	88
25-Mar-08	97	86	78	77	71
25-Mar-09	96	75	64	48	33
25-Mar-10	94	64	42	23	6
25-Mar-11	92	54	24	4	0
25-Mar-12	90	45	11	0	0
25-Mar-13	88	37	*	0	0
25-Mar-14	86	30	0	0	0
25-Mar-15	84	23	0	0	0
25-Mar-16	82	17	0	0	0
25-Mar-17	78	11	0	0	0
25-Mar-18	74	5	0	0	0
25-Mar-19	70	*	0	0	0
25-Mar-20	66	0	0	0	0
25-Mar-21	62	0	0	0	0
25-Mar-22	57	0	0	0	0
25-Mar-23	51	0	0	0	0
25-Mar-24	46	0	0	0	0
25-Mar-25	40	0	0	0	0
25-Mar-26	34	0	0	0	0
25-Mar-27	27	0	0	0	0
25-Mar-28	20	0	0	0	0
25-Mar-29	12	0	0	0	0
25-Mar-30	4	0	0	0	0
25-Mar-31	0	0	0	0	0

WAL	16.02	5.98	3.61	2.92	2.5
Principal Window	Apr06-Sep30	Apr06-Apr19	Apr06-Apr13	Apr06-Jul11	Apr06-Jul10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G11BBG - Dec - 5A6

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	94	85	73
25-Mar-08	100	100	52	16	0
25-Mar-09	100	100	0	0	0
25-Mar-10	100	100	0	0	0
25-Mar-11	100	100	0	0	0
25-Mar-12	100	100	0	0	0
25-Mar-13	100	100	0	0	0
25-Mar-14	100	100	0	0	0
25-Mar-15	100	100	0	0	0
25-Mar-16	100	100	0	0	0
25-Mar-17	100	100	0	0	0
25-Mar-18	100	100	0	0	0
25-Mar-19	100	100	0	0	0
25-Mar-20	100	81	0	0	0
25-Mar-21	100	62	0	0	0
25-Mar-22	100	45	0	0	0
25-Mar-23	100	28	0	0	0
25-Mar-24	100	13	0	0	0
25-Mar-25	100	0	0	0	0
25-Mar-26	100	0	0	0	0
25-Mar-27	100	0	0	0	0
25-Mar-28	100	0	0	0	0
25-Mar-29	100	0	0	0	0
25-Mar-30	100	0	0	0	0
25-Mar-31	81	0	0	0	0
25-Mar-32	45	0	0	0	0
25-Mar-33	7	0	0	0	0
25-Mar-34	0	0	0	0	0

WAL	25.87	15.79	1.99	1.55	1.28
Principal Window	Apr06-May33	Apr06-Feb25	Apr06-Feb09	Apr06-Jun08	Apr06-Jan08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G11BBG - Dec - 5A8

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	94	85	73
25-Mar-08	100	100	52	16	0
25-Mar-09	100	100	0	0	0
25-Mar-10	100	100	0	0	0
25-Mar-11	100	100	0	0	0
25-Mar-12	100	100	0	0	0
25-Mar-13	100	100	0	0	0
25-Mar-14	100	100	0	0	0
25-Mar-15	100	100	0	0	0
25-Mar-16	100	100	0	0	0
25-Mar-17	100	100	0	0	0
25-Mar-18	100	100	0	0	0
25-Mar-19	100	100	0	0	0
25-Mar-20	100	81	0	0	0
25-Mar-21	100	62	0	0	0
25-Mar-22	100	45	0	0	0
25-Mar-23	100	28	0	0	0
25-Mar-24	100	13	0	0	0
25-Mar-25	100	0	0	0	0
25-Mar-26	100	0	0	0	0
25-Mar-27	100	0	0	0	0
25-Mar-28	100	0	0	0	0
25-Mar-29	100	0	0	0	0
25-Mar-30	100	0	0	0	0
25-Mar-31	81	0	0	0	0
25-Mar-32	45	0	0	0	0
25-Mar-33	7	0	0	0	0
25-Mar-34	0	0	0	0	0

WAL	25.87	15.79	1.99	1.55	1.28
Principal Window	Apr06-May33	Apr06-Feb25	Apr06-Feb09	Apr06-Jun08	Apr06-Jan08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G11BBG - Dec - 5A9

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	94	85	73
25-Mar-08	100	100	52	16	0
25-Mar-09	100	100	0	0	0
25-Mar-10	100	100	0	0	0
25-Mar-11	100	100	0	0	0
25-Mar-12	100	100	0	0	0
25-Mar-13	100	100	0	0	0
25-Mar-14	100	100	0	0	0
25-Mar-15	100	100	0	0	0
25-Mar-16	100	100	0	0	0
25-Mar-17	100	100	0	0	0
25-Mar-18	100	100	0	0	0
25-Mar-19	100	100	0	0	0
25-Mar-20	100	81	0	0	0
25-Mar-21	100	62	0	0	0
25-Mar-22	100	45	0	0	0
25-Mar-23	100	28	0	0	0
25-Mar-24	100	13	0	0	0
25-Mar-25	100	0	0	0	0
25-Mar-26	100	0	0	0	0
25-Mar-27	100	0	0	0	0
25-Mar-28	100	0	0	0	0
25-Mar-29	100	0	0	0	0
25-Mar-30	100	0	0	0	0
25-Mar-31	81	0	0	0	0
25-Mar-32	45	0	0	0	0
25-Mar-33	7	0	0	0	0
25-Mar-34	0	0	0	0	0

WAL	25.87	15.79	1.99	1.55	1.28
Principal Window	Apr06-May33	Apr06-Feb25	Apr06-Feb09	Apr06-Jun08	Apr06-Jan08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G11BBG - Dec - 11L1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	58
25-Mar-12	100	100	100	70	23
25-Mar-13	100	100	100	42	3
25-Mar-14	100	100	77	25	0
25-Mar-15	100	100	60	16	0
25-Mar-16	100	100	48	12	0
25-Mar-17	100	100	39	9	0
25-Mar-18	100	100	31	7	0
25-Mar-19	100	100	24	5	0
25-Mar-20	100	100	19	4	0
25-Mar-21	100	100	15	3	0
25-Mar-22	100	100	12	2	0
25-Mar-23	100	100	9	1	0
25-Mar-24	100	100	7	1	0
25-Mar-25	100	98	6	1	0
25-Mar-26	100	86	4	1	0
25-Mar-27	100	75	3	*	0
25-Mar-28	100	64	2	*	0
25-Mar-29	100	54	2	*	0
25-Mar-30	100	45	1	*	0
25-Mar-31	100	36	1	*	0
25-Mar-32	100	27	1	*	0
25-Mar-33	100	20	*	*	0
25-Mar-34	69	12	*	*	0
25-Mar-35	31	5	*	*	0
25-Mar-36	0	0	0	0	0

WAL	28.52	23.76	11.15	7.53	5.39
Principal Window	May33-Dec35	Feb25-Dec35	Apr13-Dec35	Jul11-Dec35	Jul10-Jul13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G11BBG - Dec - 11N1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	100
25-Mar-12	100	98	94	92	90
25-Mar-13	99	95	86	82	77
25-Mar-14	98	91	76	69	54
25-Mar-15	97	85	64	55	36
25-Mar-16	95	79	52	41	25
25-Mar-17	93	72	41	30	17
25-Mar-18	90	66	33	22	11
25-Mar-19	88	60	26	16	8
25-Mar-20	85	55	21	12	5
25-Mar-21	81	49	16	9	4
25-Mar-22	78	44	13	6	2
25-Mar-23	74	40	10	5	2
25-Mar-24	70	35	8	3	1
25-Mar-25	66	31	6	2	1
25-Mar-26	62	28	5	2	*
25-Mar-27	57	24	3	1	*
25-Mar-28	52	21	3	1	*
25-Mar-29	47	17	2	1	*
25-Mar-30	41	14	1	*	*
25-Mar-31	35	11	1	*	*
25-Mar-32	29	9	1	*	*
25-Mar-33	22	6	*	*	*
25-Mar-34	14	4	*	*	*
25-Mar-35	6	2	*	*	*
25-Mar-36	0	0	0	0	0

WAL	21.34	15.88	11.14	10.01	8.84
Principal Window	Apr11-Dec35	Apr11-Dec35	Apr11-Dec35	Apr11-Dec35	Apr11-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G11BBG - Dec - 11P1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	97	93	91	89
25-Mar-08	98	92	80	74	69
25-Mar-09	97	86	64	55	47
25-Mar-10	96	79	52	40	31
25-Mar-11	95	74	41	29	20
25-Mar-12	94	68	33	22	13
25-Mar-13	93	63	26	16	9
25-Mar-14	92	59	21	11	6
25-Mar-15	91	54	17	8	4
25-Mar-16	89	50	14	6	3
25-Mar-17	87	46	11	5	2
25-Mar-18	84	42	9	3	1
25-Mar-19	82	38	7	3	1
25-Mar-20	79	35	5	2	1
25-Mar-21	76	31	4	1	*
25-Mar-22	73	28	3	1	*
25-Mar-23	69	25	3	1	*
25-Mar-24	66	23	2	1	*
25-Mar-25	62	20	2	*	*
25-Mar-26	58	17	1	*	*
25-Mar-27	53	15	1	*	*
25-Mar-28	49	13	1	*	*
25-Mar-29	44	11	1	*	*
25-Mar-30	38	9	*	*	*
25-Mar-31	33	7	*	*	*
25-Mar-32	27	6	*	*	*
25-Mar-33	20	4	*	*	*
25-Mar-34	13	2	*	*	*
25-Mar-35	6	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	20.15	11.48	5.43	4.24	3.47
Principal Window	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G11BBG - Dec - 11B1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	99	99	99	99
25-Mar-08	98	98	98	98	98
25-Mar-09	97	97	97	97	97
25-Mar-10	96	96	96	96	96
25-Mar-11	95	95	95	95	95
25-Mar-12	94	93	89	87	85
25-Mar-13	93	89	81	77	73
25-Mar-14	92	85	71	64	58
25-Mar-15	91	80	60	51	43
25-Mar-16	89	73	48	38	30
25-Mar-17	87	67	38	28	20
25-Mar-18	84	61	31	21	14
25-Mar-19	82	56	24	15	9
25-Mar-20	79	51	19	11	6
25-Mar-21	76	46	15	8	4
25-Mar-22	73	41	12	6	3
25-Mar-23	69	37	9	4	2
25-Mar-24	66	33	7	3	1
25-Mar-25	62	29	6	2	1
25-Mar-26	58	26	4	2	1
25-Mar-27	53	22	3	1	*
25-Mar-28	49	19	2	1	*
25-Mar-29	44	16	2	1	*
25-Mar-30	38	13	1	*	*
25-Mar-31	33	11	1	*	*
25-Mar-32	27	8	1	*	*
25-Mar-33	20	6	*	*	*
25-Mar-34	13	4	*	*	*
25-Mar-35	6	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	20.15	15.07	10.65	9.6	8.88
Principal Window	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G11BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	97	94	92	90
25-Mar-08	98	92	81	75	70
25-Mar-09	97	86	66	57	49
25-Mar-10	96	80	53	43	34
25-Mar-11	95	74	43	32	23
25-Mar-12	94	69	35	24	16
25-Mar-13	93	64	28	18	11
25-Mar-14	92	60	23	14	8
25-Mar-15	91	55	19	10	5
25-Mar-16	89	51	15	8	4
25-Mar-17	87	47	12	6	2
25-Mar-18	84	43	10	4	2
25-Mar-19	82	39	8	3	1
25-Mar-20	79	35	6	2	1
25-Mar-21	76	32	5	2	1
25-Mar-22	73	29	4	1	*
25-Mar-23	69	26	3	1	*
25-Mar-24	66	23	2	1	*
25-Mar-25	62	20	2	*	*
25-Mar-26	58	18	1	*	*
25-Mar-27	53	15	1	*	*
25-Mar-28	49	13	1	*	*
25-Mar-29	44	11	1	*	*
25-Mar-30	38	9	*	*	*
25-Mar-31	33	7	*	*	*
25-Mar-32	27	6	*	*	*
25-Mar-33	20	4	*	*	*
25-Mar-34	13	2	*	*	*
25-Mar-35	6	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	20.15	11.62	5.64	4.45	3.69
Principal Window	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.